As filed with the Securities and Exchange Commission on June 1, 2000
                                                     Registration No. 333-37924
===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            -----------------------


                              AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                            -----------------------


   The AES Corporation                   Delaware                  54-1163725
       AES Trust IV                      Delaware                  54-1872293
       AES Trust V                       Delaware                  54-1872355
       AES Trust VI                      Delaware                    pending
      AES Trust VIII                     Delaware                    pending
       AES Trust IX                      Delaware                    pending
(Exact name of Registrant     (State or other jurisdiction of   (I.R.S. employer
as specified in its charter)   incorporation or organization)    identification
                                                                     number)

                             1001 North 19th Street
                           Arlington, Virginia 22209
                                 (703) 522-1315

         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                                 Barry J. Sharp
                             1001 North 19th Street
                           Arlington, Virginia 22209
                                 (703) 522-1315
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                            -----------------------

                                   Copies to:

                           Richard D. Truesdell, Jr.
                             Davis Polk & Wardwell
                              450 Lexington Avenue
                            New York, New York 10017
                                 (212) 450-4000

                            -----------------------

     Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

                            -----------------------

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities being offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]


If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said section 8(a), may determine.

===============================================================================

                                EXPLANATORY NOTE

     This Amendment No. 1 to the Registrants' Registration Statement on Form S-3 (File No. 333-37924) is being filed solely for the purpose of filing certain exhibits.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


Item 16. Exhibits.

Exhibits      Description of Exhibit
--------      ----------------------
1.1           Form of Underwriting Agreement (Debt Securities) (incorporated by reference to Exhibit 1.1 of Amendment No. 1 to Registration
              Statement No. 333-15487 on Form S-3 filed on November 18, 1996)
1.2           Form of Underwriting Agreement (Common Stock and Preferred Stock)
              (incorporated by reference to Exhibit 1.2 of Amendment No. 1 to
              Registration Statement No. 333-15487 on Form S-3 filed on
              November 18, 1996)
1.3           Form of Underwriting Agreement (Stock Purchase Contracts and
              Stock Purchase Units) (incorporated by reference to Exhibit 1.3 of Amendment No. 1 to Registration Statement No. 333-15487 on
              Form S- 3 filed on November 18, 1996)
1.4           Form of Underwriting Agreement (Preferred Securities)
              (incorporated by reference to Exhibit 1.4 of Registration
              Statement No. 333-39857 on Form S-3 filed on November 10, 1997)
4.1           Form of Senior Debt Securities Indenture between the Company and the Trustee (incorporated by reference to Exhibit 4.1 of
              Amendment No. 1 to Registration Statement No. 333-81953 on Form
              S-3 filed on July 13, 1999)
4.2           Form of Senior Subordinated Debt Securities Indenture between the
              Company and the Trustee (incorporated by reference to Exhibit 4.2 of Amendment No. 1 to Registration Statement No. 333- 81953 on
              Form S-3 filed on July 13, 1999)
4.3           Form of Junior Subordinated Debt Securities Indenture between the
              Company and the Trustee (incorporated by reference to Exhibit 4.3 of Amendment No. 1 to Registration Statement No. 333- 81953 on
              Form S-3 filed on July 13, 1999)
4.4           Form of Junior Subordinated Debt Trust Securities Indenture
              between the Company and the Trustee (incorporated by reference to
              Exhibit 4.4 of Amendment No. 1 to Registration Statement No. 333-
              81953 on Form S-3 filed on July 13, 1999)
4.5(a)+       Declaration of Trust of AES Trust VI
4.5(b)+       Declaration of Trust of AES Trust VIII
4.5(c)+       Declaration of Trust of AES Trust IX
4.6(a)+       Certificate of Trust of AES Trust VI
4.6(b)+       Certificate of Trust of AES Trust VIII
4.6(c)+       Certificate of Trust of AES Trust IX
4.7           Form of Amended and Restated Declaration of Trust for AES Trust
              IV, AES Trust V, AES Trust VI, AES Trust VIII and AES Trust IX
              (incorporated by reference to Exhibit 4.9 of Amendment No. 2 to
              Registration Statement No. 333-15487 on Form S-3 filed on
              November 27, 1996)
4.8           Form of Preferred Security (included in Exhibit 4.7)
4.9           Form of Supplemental Indenture to be used in connection with issuance of Junior Subordinated Debt Trust Securities and
              Preferred Securities (incorporated by reference to Exhibit 4.11 of Registration Statement No. 333-15487 on Form S-3 filed on
              November 4, 1996)
4.10          Form of Junior Subordinated Debt Trust Security (included in
              Exhibit 4.9)
4.11          Form of Preferred Securities Guarantee with respect to Preferred
              Securities (incorporated by reference to Exhibit 4.13 of Amendment No. 2 to Registration Statement No. 333-15487 on Form
              S-3 filed on November 27, 1996)
4.12          Declaration of Trust of AES Trust IV (incorporated by reference to Exhibit 4.12 of Registration Statement No. 333-39857 on Form
              S-3 filed on November 10, 1997)
4.13          Certificate of Trust of AES Trust IV (incorporated by reference to Exhibit 4.13 of Registration Statement No. 333-39857 on Form
              S-3 filed on November 10, 1997)
4.14          Declaration of Trust of AES Trust V (incorporated by reference to
              Exhibit 4.14 of Registration Statement No. 333-39857 on Form S-3
              filed on November 10, 1997)

Exhibits      Description of Exhibit
--------      ----------------------
4.15          Certificate of Trust of AES Trust V (incorporated by reference to
              Exhibit 4.14 of Registration Statement No. 333-39857 on Form S-3
              filed on November 10, 1997)
4.16          Form of Purchase Contract Agreement (incorporated by reference to
              Exhibit 4.16 of Amendment No. 1 to Registration Statement No.
              333-15487 on Form S-3 filed on November 18, 1996)
4.17          Form of Pledge Agreement (incorporated by reference to Exhibit
              4.17 of Amendment No. 1 to Registration Statement No. 333-15487
              on Form S-3 filed on November 18, 1996)
5.1           Opinion of Davis Polk & Wardwell
5.2           Opinion of Delaware counsel
12.1+         Computation of ratio of earnings to fixed charges
23.1          Consent of Deloitte & Touche LLP
23.3          Consent of Davis Polk & Wardwell (included in Exhibit 5.1)
23.4          Consent of Delaware counsel (included in Exhibit 5.2)
24.1          Powers of Attorney for the Company (included on signature page to initial Registration Statement filed May 26, 2000)
24.2          Powers of Attorney for the Company as sponsor, to sign the
              Registration Statement on behalf of AES Trust IV, AES Trust V,
              AES Trust VI, AES Trust VIII and AES Trust IX (included in
              Exhibits 4.7, 4.14, 4.5(a), 4.5(b) and 4.5(c))
25.1          Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee, under the Senior
              Debt Securities Indenture
25.2          Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee, under the Senior
              Subordinated Debt Securities Indenture
25.3          Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee, under the Junior
              Subordinated Debt Securities Indenture
25.4(a)       Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee, with respect to the Junior Subordinated Debt Trust Securities Indenture of AES
              Trust IV
25.4(b)       Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee, with respect to the Junior Subordinated Debt Trust Securities Indenture of AES
              Trust V
25.4(c)       Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee, with respect to the Junior Subordinated Debt Trust Securities Indenture of AES
              Trust VI
25.4(d)       Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee, with respect to the Junior Subordinated Debt Trust Securities Indenture of AES
              Trust VIII
25.4(e)       Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee, with respect to the Junior Subordinated Debt Trust Securities Indenture of AES
              Trust IX
25.5          Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee, with respect to the Preferred Securities of AES Trust IV
25.6          Statement of Eligibility under The Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee, with respect to the Preferred Securities of AES Trust V
25.7          Statement of Eligibility under The Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee, with respect to the Preferred Securities of AES Trust VI

Exhibits     Description of Exhibit
--------     ----------------------
25.8         Statement of Eligibility under The Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, with respect to the Preferred Securities of AES Trust VIII
25.9         Statement of Eligibility under The Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, with respect to the Preferred Securities of AES Trust IX
25.10        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, with respect to the Preferred Securities Guarantee of the Company with respect to the Preferred Securities of AES Trust IV
25.11        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, with respect to the Preferred Securities Guarantee of the Company with respect to the Preferred Securities of AES Trust V
25.12        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, with respect to the Preferred Securities Guarantee of the Company with respect to the Preferred Securities of AES Trust VI
25.13        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, with respect to the Preferred Securities Guarantee of the Company with respect to the Preferred Securities of AES Trust VIII
25.14        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, with respect to the Preferred Securities Guarantee of the Company with respect to the Preferred Securities of AES Trust IX
25.15        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, under the Senior Debt
             Securities Indenture
25.16        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, under the Senior
             Subordinated Debt Securities Indenture (included in Exhibit 25.15)
25.17        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, under the Junior
             Subordinated Debt Securities Indenture (included in Exhibit 25.15)
25.18(a)     Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the Junior Subordinated Debt Trust Securities Indenture of AES Trust
             IV
25.18(b)     Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the Junior Subordinated Debt Trust Securities Indenture of AES Trust V
25.18(c)     Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the Junior Subordinated Debt Trust Securities Indenture of AES Trust
             VI
25.18(d)     Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the Junior Subordinated Debt Trust Securities Indenture of AES Trust
             VIII
25.18(e)     Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the Junior Subordinated Debt Trust Securities Indenture of AES Trust
             IX

Exhibits     Description of Exhibit
--------     ----------------------
25.19        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the
             Preferred Securities of AES Trust IV
25.20        Statement of Eligibility under The Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the
             Preferred Securities of AES Trust V
25.21        Statement of Eligibility under The Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the
             Preferred Securities of AES Trust VI
25.22        Statement of Eligibility under The Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the
             Preferred Securities of AES Trust VIII
25.23        Statement of Eligibility under The Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the
             Preferred Securities of AES Trust IX
25.24        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the
             Preferred Securities Guarantee of the Company with respect to the
             Preferred Securities of AES Trust IV
25.25        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the
             Preferred Securities Guarantee of the Company with respect to the
             Preferred Securities of AES Trust V
25.26        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the
             Preferred Securities Guarantee of the Company with respect to the
             Preferred Securities of AES Trust VI
25.27        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the
             Preferred Securities Guarantee of the Company with respect to the
             Preferred Securities of AES Trust VIII
25.28        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the
             Preferred Securities Guarantee of the Company with respect to the
             Preferred Securities of AES Trust IX
---------
+ Previously filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Company certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Forms S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Arlington, State of Virginia on June 1, 2000.

                                       THE AES CORPORATION

                                       By: /s/ Dennis W. Bakke
                                          -----------------------------------
                                          Dennis W. Bakke
                                          President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on June 1, 2000.

        Signature                             Title
        ---------                             -----

            *
----------------------------  Chairman of the Board
      Roger W. Sant

            *                  President, Chief Executive Officer
----------------------------   and Director (Principal Executive
     Dennis W. Bakke           Officer)


            *
----------------------------  Director
   Dr. Alice F. Emerson


            *
----------------------------  Director
  Robert F. Hemphill, Jr.


            *
----------------------------  Director
      Frank Jungers


            *
----------------------------  Director
     John H. McArthur


            *
----------------------------  Director
       Hazel O'Leary

        Signature                             Title
        ---------                             -----


            *
----------------------------  Director
   Thomas I. Unterberg


            *
----------------------------  Director
  Robert H. Waterman, Jr.


            *
----------------------------  Senior Vice President and Chief
         Barry J. Sharp       Financial Officer (Principal
                              Financial and Accounting Officer)


*By: /s/ Dennis W. Bakke
    -----------------------
    Dennis W. Bakke
    Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, AES Trust IV, AES Trust V, AES Trust VI, AES Trust VIII and AES Trust IX each certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Arlington, State of Virginia on June 1, 2000.

                                    AES TRUST IV

                                    By: The AES Corporation, as Sponsor


                                    By: /s/ Barry J. Sharp
                                       -----------------------------------------
                                       Name:  Barry J. Sharp
                                       Title: Senior Vice President and Chief
                                              Financial Officer

                                    AES TRUST V

                                    By: The AES Corporation, as Sponsor


                                    By: /s/ Barry J. Sharp
                                       -----------------------------------------
                                       Name:  Barry J. Sharp
                                       Title: Senior Vice President and Chief
                                              Financial Officer

                                    AES TRUST VI

                                    By: The AES Corporation, as Sponsor


                                    By: /s/ Barry J. Sharp
                                       -----------------------------------------
                                       Name:  Barry J. Sharp
                                       Title: Senior Vice President and Chief
                                              Financial Officer

                                    AES TRUST VIII

                                    By: The AES Corporation, as Sponsor


                                    By: /s/ Barry J. Sharp
                                       -----------------------------------------
                                       Name:  Barry J. Sharp
                                       Title: Senior Vice President and Chief
                                              Financial Officer

                                     AES TRUST IX

                                     By: The AES Corporation, as Sponsor


                                     By: /s/ Barry J. Sharp
                                        ----------------------------------------
                                        Name:  Barry J. Sharp
                                        Title: Senior Vice President and Chief
                                               Financial Officer

                                 EXHIBIT INDEX



Exhibits     Description of Exhibit
--------     ----------------------
1.1          Form of Underwriting Agreement (Debt Securities) (incorporated by reference to Exhibit 1.1 of Amendment No. 1 to Registration
             Statement No. 333-15487 on Form S-3 filed on November 18, 1996)
1.2          Form of Underwriting Agreement (Common Stock and Preferred Stock)
             (incorporated by reference to Exhibit 1.2 of Amendment No. 1 to
             Registration Statement No. 333-15487 on Form S-3 filed on November
             18, 1996)
1.3          Form of Underwriting Agreement (Stock Purchase Contracts and Stock
             Purchase Units) (incorporated by reference to Exhibit 1.3 of
             Amendment No. 1 to Registration Statement No. 333-15487 on Form S-
             3 filed on November 18, 1996)
1.4          Form of Underwriting Agreement (Preferred Securities)
             (incorporated by reference to Exhibit 1.4 of Registration
             Statement No. 333-39857 on Form S-3 filed on November 10, 1997)
4.1          Form of Senior Debt Securities Indenture between the Company and the Trustee (incorporated by reference to Exhibit 4.1 of Amendment
             No. 1 to Registration Statement No. 333-81953 on Form S-3 filed on
             July 13, 1999)
4.2          Form of Senior Subordinated Debt Securities Indenture between the
             Company and the Trustee (incorporated by reference to Exhibit 4.2 of Amendment No. 1 to Registration Statement No. 333- 81953 on
             Form S-3 filed on July 13, 1999)
4.3          Form of Junior Subordinated Debt Securities Indenture between the
             Company and the Trustee (incorporated by reference to Exhibit 4.3 of Amendment No. 1 to Registration Statement No. 333- 81953 on
             Form S-3 filed on July 13, 1999)
4.4          Form of Junior Subordinated Debt Trust Securities Indenture
             between the Company and the Trustee (incorporated by reference to
             Exhibit 4.4 of Amendment No. 1 to Registration Statement No. 333-
             81953 on Form S-3 filed on July 13, 1999)
4.5(a)+      Declaration of Trust of AES Trust VI
4.5(b)+      Declaration of Trust of AES Trust VIII
4.5(c)+      Declaration of Trust of AES Trust IX
4.6(a)+      Certificate of Trust of AES Trust VI
4.6(b)+      Certificate of Trust of AES Trust VIII
4.6(c)+      Certificate of Trust of AES Trust IX
4.7          Form of Amended and Restated Declaration of Trust for AES Trust
             IV, AES Trust V, AES Trust VI, AES Trust VIII and AES Trust IX
             (incorporated by reference to Exhibit 4.9 of Amendment No. 2 to
             Registration Statement No. 333-15487 on Form S-3 filed on November
             27, 1996)
4.8          Form of Preferred Security (included in Exhibit 4.7)
4.9          Form of Supplemental Indenture to be used in connection with issuance of Junior Subordinated Debt Trust Securities and
             Preferred Securities (incorporated by reference to Exhibit 4.11 of
             Registration Statement No. 333-15487 on Form S-3 filed on November
             4, 1996)
4.10         Form of Junior Subordinated Debt Trust Security (included in
             Exhibit 4.9)
4.11         Form of Preferred Securities Guarantee with respect to Preferred
             Securities (incorporated by reference to Exhibit 4.13 of Amendment
             No. 2 to Registration Statement No. 333-15487 on Form S-3 filed on
             November 27, 1996)
4.12         Declaration of Trust of AES Trust IV (incorporated by reference to
             Exhibit 4.12 of Registration Statement No. 333-39857 on Form S-3
             filed on November 10, 1997)
4.13         Certificate of Trust of AES Trust IV (incorporated by reference to
             Exhibit 4.13 of Registration Statement No. 333-39857 on Form S-3
             filed on November 10, 1997)
4.14         Declaration of Trust of AES Trust V (incorporated by reference to
             Exhibit 4.14 of Registration Statement No. 333-39857 on Form S-3
             filed on November 10, 1997)
4.15         Certificate of Trust of AES Trust V (incorporated by reference to
             Exhibit 4.14 of Registration Statement No. 333-39857 on Form S-3
             filed on November 10, 1997)
4.16         Form of Purchase Contract Agreement (incorporated by reference to
             Exhibit 4.16 of Amendment No. 1 to Registration Statement No.
             333-15487 on Form S-3 filed on November 18, 1996)
4.17         Form of Pledge Agreement (incorporated by reference to Exhibit
             4.17 of Amendment No. 1 to Registration Statement No. 333-15487 on
             Form S-3 filed on November 18, 1996)

Exhibits     Description of Exhibit
--------     ----------------------
5.1          Opinion of Davis Polk & Wardwell
5.2          Opinion of Delaware counsel
12.1+        Computation of ratio of earnings to fixed charges
23.1         Consent of Deloitte & Touche LLP
23.3         Consent of Davis Polk & Wardwell (included in Exhibit 5.1)
23.4         Consent of Delaware counsel (included in Exhibit 5.2)
24.1         Powers of Attorney for the Company (included on signature page to initial Registration Statement filed May 26, 2000)
24.2         Powers of Attorney for the Company as sponsor, to sign the
             Registration Statement on behalf of AES Trust IV, AES Trust V, AES
             Trust VI, AES Trust VIII and AES Trust IX (included in Exhibits
             4.7, 4.14, 4.5(a), 4.5(b) and 4.5(c))
25.1         Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, under the Senior Debt
             Securities Indenture
25.2         Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, under the Senior
             Subordinated Debt Securities Indenture
25.3         Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, under the Junior
             Subordinated Debt Securities Indenture
25.4(a)      Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, with respect to the Junior Subordinated Debt Trust Securities Indenture of AES Trust
             IV
25.4(b)      Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, with respect to the Junior Subordinated Debt Trust Securities Indenture of AES Trust V
25.4(c)      Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, with respect to the Junior Subordinated Debt Trust Securities Indenture of AES Trust
             VI
25.4(d)      Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, with respect to the Junior Subordinated Debt Trust Securities Indenture of AES Trust
             VIII
25.4(e)      Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, with respect to the Junior Subordinated Debt Trust Securities Indenture of AES Trust
             IX
25.5         Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, with respect to the Preferred Securities of AES Trust IV
25.6         Statement of Eligibility under The Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, with respect to the Preferred Securities of AES Trust V
25.7         Statement of Eligibility under The Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, with respect to the Preferred Securities of AES Trust VI
25.8         Statement of Eligibility under The Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, with respect to the Preferred Securities of AES Trust VIII
25.9         Statement of Eligibility under The Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, with respect to the Preferred Securities of AES Trust IX
25.10        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, with respect to the Preferred Securities Guarantee of the Company with respect to the Preferred Securities of AES Trust IV

Exhibits     Description of Exhibit
--------     ----------------------
25.11        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, with respect to the Preferred Securities Guarantee of the Company with respect to the Preferred Securities of AES Trust V
25.12        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, with respect to the Preferred Securities Guarantee of the Company with respect to the Preferred Securities of AES Trust VI
25.13        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, with respect to the Preferred Securities Guarantee of the Company with respect to the Preferred Securities of AES Trust VIII
25.14        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bank One, National Association (formerly known as The
             First National Bank of Chicago), as Trustee, with respect to the Preferred Securities Guarantee of the Company with respect to the Preferred Securities of AES Trust IX
25.15        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, under the Senior
             Debt Securities Indenture
25.16        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, under the Senior
             Subordinated Debt Securities Indenture (included in Exhibit 25.15)
25.17        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, under the Junior
             Subordinated Debt Securities Indenture (included in Exhibit 25.15)
25.18(a)     Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the Junior Subordinated Debt Trust Securities Indenture of AES Trust
             IV
25.18(b)     Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the Junior Subordinated Debt Trust Securities Indenture of AES Trust V
25.18(c)     Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the Junior Subordinated Debt Trust Securities Indenture of AES Trust
             VI
25.18(d)     Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the Junior Subordinated Debt Trust Securities Indenture of AES Trust
             VIII
25.18(e)     Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the Junior Subordinated Debt Trust Securities Indenture of AES Trust
             IX
25.19        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the Preferred Securities of AES Trust IV
25.20        Statement of Eligibility under The Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the Preferred Securities of AES Trust V
25.21        Statement of Eligibility under The Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the Preferred Securities of AES Trust VI
25.22        Statement of Eligibility under The Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the Preferred Securities of AES Trust VIII
25.23        Statement of Eligibility under The Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the Preferred Securities of AES Trust IX

Exhibits     Description of Exhibit
--------     ----------------------
25.24        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the
             Preferred Securities Guarantee of the Company with respect to the
             Preferred Securities of AES Trust IV
25.25        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the
             Preferred Securities Guarantee of the Company with respect to the
             Preferred Securities of AES Trust V
25.26        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the
             Preferred Securities Guarantee of the Company with respect to the
             Preferred Securities of AES Trust VI
25.27        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the
             Preferred Securities Guarantee of the Company with respect to the
             Preferred Securities of AES Trust VIII
25.28        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee, with respect to the
             Preferred Securities Guarantee of the Company with respect to the
             Preferred Securities of AES Trust IX
---------
+ Previously filed.